UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2008
MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	001-31744	41-0950791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mentor Drive
Santa Barbara, California	93111
(Address of Principal Executive Offices)	(Zip Code)
(805) 879-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On July 11, 2008, Mentor International Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Mentor Corporation (“Mentor Holdings”) filed a registration statement on Form S-4 (Registration No. 333-152300) with the Securities and Exchange Commission. The registration statement includes a proxy statement/prospectus that relates to the solicitation of proxies by Mentor Corporation for its 2008 Annual Meeting of Shareholders to be held on September 15, 2008, and the issuance of shares of the common stock of Mentor Holdings to the public shareholders of Mentor Corporation in a proposed reorganization of Mentor Corporation into a Delaware holding company structure under which Mentor Corporation would become a subsidiary of Mentor Holdings. For a more detailed description of the reorganization transaction, please see the proxy statement/prospectus included as part of the registration statement, which is filed with this Current Report on Form 8-K as Exhibit 99.1. The registration statement (including the proxy statement/prospectus) may also be accessed at http://www.sec.gov under the company name “Mentor International Holdings, Inc.”
     In order to effect the reorganization, Mentor Corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mentor Holdings and MNT Merger Sub, Inc., a Minnesota corporation and wholly-owned subsidiary of Mentor Holdings (“Merger Sub”). The Merger Agreement provides that Merger Sub will merge with and into Mentor Corporation, with Mentor Corporation surviving as a wholly-owned subsidiary of Mentor Holdings. The Merger Agreement includes several conditions to the completion of the reorganization, including the approval of Mentor Corporation’s shareholders. Upon the effectiveness of the reorganization, all existing shares of Mentor Corporation common stock will be converted automatically into shares of Mentor Holdings common stock. Each Mentor Corporation shareholder will own the same number of shares of Mentor Holdings common stock as they now own of Mentor Corporation common stock. Following the completion of the reorganization, Mentor Corporation expects the shares of Mentor Holdings common stock to trade under the ticker symbol “MNT” on the New York Stock Exchange. The Merger Agreement is included as Annex I in the proxy statement/prospectus.
     Investors and securityholders who have questions about the reorganization should contact Mentor Corporation’s proxy solicitor:
MacKenzie Partners, Inc. 105 Madison Avenue New York, NY 10016 Telephone: (800) 322-2885
     Investors and securityholders are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC by Mentor Holdings and Mentor Corporation because they contain important information on the reorganization. Investors and securityholders will be able to obtain these documents free of charge as they become available at the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room, located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. In addition, documents filed with the SEC by Mentor Holdings and Mentor Corporation may be obtained free of charge by requesting such documents in writing or by telephone from Mentor Corporation at the following address or telephone number:
Mentor Corporation Attn: Corporate Secretary 201 Mentor Drive Santa Barbara, CA 93111 Telephone: (805) 879-6000

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Proxy Statement/Prospectus included in the Registration Statement on Form S-4 filed by Mentor International Holdings, Inc. with the Securities and Exchange Commission on July 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR CORPORATION
Date: July 11, 2008	/s/ Joseph A. Newcomb
Joseph A. Newcomb
Vice President, General Counsel and Secretary

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